UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2013

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On November 6, 2013, Titan International, Inc. (the “Company”) completed the previously announced redemption of all of its outstanding $137,681,000 aggregate principal amount of the 7.875% Senior Secured Notes due 2017 (the “Senior Secured Notes due 2017”). The Company redeemed the notes at a price of $1,059.06 for each $1,000 principal amount of notes redeemed, or approximately $145.8 million in total, plus approximately $1.1 million of unpaid interest accrued to the redemption date. The Company did not incur any early termination penalties in connection with the redemption of the Senior Secured Notes due 2017 beyond the premium reflected in the redemption price described above.

The completion of the redemption discharges the Indenture, dated October 1, 2010 (the “2017 Senior Secured Notes Indenture”), among Titan, the Guarantors party thereto (the "Guarantors"), and U.S. Bank National Association as the Trustee and the Collateral Trustee (collectively, the "Trustee"), under which the Senior Secured Notes due 2017 were issued, as supplemented by the First Supplemental Indenture dated March 11, 2013 among Titan, the Guarantors and the Trustee, pursuant to which additional 2017 Senior Secured Notes due 2017 were issued, the Second Supplemental Indenture (the “Second Supplemental Indenture”) dated as of October 7, 2013 among the Company, the Guarantors and the Trustee, and the Discharge Supplemental Indenture (the “Discharge Supplemental Indenture”) dated as of October 7, 2013 among the Company, the Guarantors and the Trustee. The 2017 Senior Secured Notes Indenture was filed as Exhibit 4.1 to the Company's Current Report on Form 8-K filed on October 5, 2010. The Second Supplemental Indenture and the Discharge Supplemental Indenture were filed as Exhibit 4.3 and Exhibit 4.4, respectively, to the Company's Current Report on Form 8-K filed on October 7, 2013. To the extent required by Item 1.02 of Form 8-K, the 2017 Senior Secured Notes Indenture, the Second Supplemental Indenture and the Discharge Supplemental Indenture and the descriptions thereof in the respective Forms 8-K are incorporated by reference in this Item 1.02

Item 2.04 Triggering Events That Accelerate or Increase a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.04 of Form 8-K, the information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 2.04 of Form 8-K,, the information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On November 8, 2013, Titan issued a press release announcing the completed redemption of all of its outstanding $137,681,000 aggregate principal amount of the 7.875% Senior Secured Notes due 2017. A copy of this press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99    Titan’s press release dated November 8, 2013 announcing the completed redemption of all of its outstanding $137,681,000 aggregate principal amount of the 7.875% Senior Secured Notes due 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	November 8, 2013	By:	/s/ Paul G. Reitz
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99	Titan’s press release dated November 8, 2013 announcing the completed redemption of all of its outstanding $137,681,000 aggregate principal amount of the 7.875% Senior Secured Notes due 2017.